Interpublic Group

SECOND QUARTER 2012 EARNINGS CONFERENCE CALL

July 26, 2012

Overview – Second Quarter 2012

- Organic revenue growth was +0.8%
  - > International = +6.0% led by LatAm & AsiaPac regions
  - > U.S. = (3.2%) includes revenue headwinds from '11 losses
- Operating income was $176 million compared with $174 million last year
- Operating margin was 10.3% compared with 10.0% last year
- Diluted EPS was $0.22, an increase of +16% from a year ago

See reconciliation of organic revenue change on page 17.

Operating Performance

	Three Months Ended June 30,	
	2012	2011
Revenue	$ 1,715.7	$ 1,740.7
Salaries and Related Expenses	1,088.9	1,095.7
Office and General Expenses	450.4	471.0
Operating Income	176.4	174.0
Interest Expense	(32.7)	(33.1)
Interest Income	6.7	9.7
Other Income, net	4.7	5.3
Income Before Income Taxes	155.1	155.9
Provision for Income Taxes	50.1	47.6
Equity in Net Income of Unconsolidated Affiliates	0.5	0.6
Net Income	105.5	108.9
Net Income Attributable to Noncontrolling Interests	(3.6)	(4.3)
Net Income Attributable to IPG	101.9	104.6
Dividends on Preferred Stock	(2.9)	(2.9)
Net Income Available to IPG Common Stockholders	$ 99.0	$ 101.7
Earnings per Share Available to IPG Common Stockholders:		
Basic	$ 0.23	$ 0.21
Diluted	$ 0.22	$ 0.19
Weighted-Average Number of Common Shares Outstanding:		
Basic	437.4	473.1
Diluted	477.7	546.9
Dividends Declared per Common Share	$ 0.06	$ 0.06

(Amounts in Millions, except per share amounts)

Revenue

	Three Months Ended		Six Months Ended	
	$	% Change	$	% Change
June 30, 2011	**$ 1,740.7**		**$ 3,215.5**	
Total change	(25.0)	(1.4%)	7.0	0.2%
Foreign currency	(49.7)	(2.8%)	(65.8)	(2.1%)
Net acquisitions/(divestitures)	11.2	0.6%	18.1	0.6%
Organic	13.5	0.8%	54.7	1.7%
June 30, 2012	**$ 1,715.7**		**$ 3,222.5**	

	Three Months Ended June 30,				Six Months Ended June 30,			
			Change				Change	
	2012	2011	Total	Organic	2012	2011	Total	Organic
IAN	$ 1,423.3	$ 1,471.7	(3.3%)	(0.5%)	$ 2,667.2	$ 2,707.6	(1.5%)	0.5%
CMG	$ 292.4	$ 269.0	8.7%	8.0%	$ 555.3	$ 507.9	9.3%	8.3%

Integrated Agency Networks ("IAN"): McCann Worldgroup, Draftfcb, Lowe & Partners, Mediabrands and our domestic integrated agencies
Constituency Management Group ("CMG"): Weber Shandwick, GolinHarris, Jack Morton, FutureBrand, Octagon and our other marketing service specialists

See reconciliations of segment organic revenue change on pages 17 and 18.

($ in Millions)

Geographic Revenue Change

	Three Months Ended June 30, 2012		Six Months Ended June 30, 2012	
	Total	Organic	Total	Organic
United States	(3.7%)	(3.2%)	(1.2%)	(0.4%)
International	1.6%	6.0%	2.2%	4.6%
United Kingdom	5.3%	4.2%	5.4%	3.4%
Continental Europe	(11.5%)	(2.5%)	(10.4%)	(3.8%)
Asia Pacific	14.7%	14.3%	17.7%	15.4%
Latin America	18.8%	27.2%	11.5%	16.7%
All Other Markets	(9.3%)	(4.2%)	(7.6%)	(3.6%)
Worldwide	**(1.4%)**	**0.8%**	**0.2%**	**1.7%**

"All Other Markets" includes Canada, Africa and the Middle East.

See reconciliations of organic revenue change on pages 17 and 18.

Organic Revenue Growth

Trailing Twelve Months



10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
(2.0%)
(4.0%)
(6.0%)
(8.0%)
(10.0%)
(12.0%)
Q4-05
Q4-06
Q4-07
Q4-08
Q4-09
Q4-10
Q4-11
Q2-12
(0.9%)
0.9%
3.8%
3.7%
(10.8%)
7.0%
6.1%
3.7%

See reconciliation on page 19.

Expenses

Salaries & Related

	2012	2011	Change $	Change Total	Change Organic
Three Months Ended June 30,	$ 1,088.9	$ 1,095.7	$ (6.8)	(0.6%)	1.6%
% of Revenue	*63.5%*	*62.9%*			
Three months severance	$ 20.6	$ 22.5	$ (1.9)	(8.4%)	
% of Revenue	*1.2%*	*1.3%*			
Six Months Ended June 30,	$ 2,193.8	$ 2,175.8	$ 18.0	0.8%	2.1%
% of Revenue	*68.1%*	*67.7%*			
Six months severance	$ 42.0	$ 45.6	$ (3.6)	(7.9%)	
% of Revenue	*1.3%*	*1.4%*			

Office & General

	2012	2011	Change $	Change Total	Change Organic
Three Months Ended June 30,	$ 450.4	$ 471.0	$ (20.6)	(4.4%)	(2.3%)
% of Revenue	*26.3%*	*27.1%*			
Three months occupancy expense (ex-D&A)	$ 120.9	$ 128.2	$ (7.3)	(5.7%)	
% of Revenue	*7.0%*	*7.4%*			
Six Months Ended June 30,	$ 891.7	$ 911.0	$ (19.3)	(2.1%)	(0.9%)
% of Revenue	*27.7%*	*28.3%*			
Six months occupancy expense (ex-D&A)	$ 242.8	$ 253.0	$ (10.2)	(4.0%)	
% of Revenue	*7.5%*	*7.9%*			

See reconciliations of organic measures on pages 17 and 18.

($ in Millions)

Operating Margin

Trailing Twelve Months



12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
(2.0%)
(4.0%)
Q4-05
Q4-06
Q4-07
Q4-08
Q4-09
Q4-10
Q4-11
Q2-12
(1.7%)
1.7%
5.3%
8.5%
5.7%
8.4%
9.8%
9.9%

Balance Sheet – Current Portion

	June 30, 2012	December 31, 2011	June 30, 2011
CURRENT ASSETS:			
Cash and cash equivalents	$ 1,502.0	$ 2,302.7	$ 1,809.8
Marketable securities	12.7	12.9	14.2
Restricted marketable securities (1)	136.0	0.0	0.0
Accounts receivable, net	3,741.3	4,425.4	4,160.9
Expenditures billable to clients	1,504.1	1,247.2	1,348.7
Other current assets	341.2	298.6	260.1
Total current assets	**$ 7,237.3**	**$ 8,286.8**	**$ 7,593.7**
CURRENT LIABILITIES:			
Accounts payable (2)	$ 6,026.6	$ 6,647.2	$ 6,313.8
Accrued liabilities (2)	593.9	827.1	600.3
Short-term borrowings	177.0	153.5	150.0
Current portion of long-term debt	217.7	404.8	448.6
Total current liabilities	**$ 7,015.2**	**$ 8,032.6**	**$ 7,512.7**

(1) In the second quarter of 2012, Facebook completed an initial public offering and as a result our Facebook investment was reclassified to restricted marketable securities and adjusted to market value through stockholders' equity on our unaudited Consolidated Balance Sheet.

(2) During 2011, we combined media and production liabilities that were previously reflected in accrued liabilities with accounts payable in our Consolidated Balance Sheets. As a result of this change, which was applied retrospectively, accounts payable includes all media and production liabilities.

($ in Millions)

Cash Flow

	Three Months Ended June 30, 2012	2011
NET INCOME	$ 106	$ 109
OPERATING ACTIVITIES		
Depreciation & amortization	50	50
Deferred taxes	9	17
Other non-cash items	(1)	5
Change in working capital, net	(16)	67
Other non-current assets & liabilities	9	(49)
Net cash provided by Operating Activities	**157**	**199**
INVESTING ACTIVITIES		
Capital expenditures	(36)	(36)
Acquisitions & deferred payments, net	(50)	(37)
Business & investment purchases/sales, net	9	5
Net cash used in Investing Activities	**(77)**	**(68)**
FINANCING ACTIVITIES		
Repurchase of common stock	(65)	(128)
Common stock dividends	(26)	(28)
Preferred stock dividends	(3)	(3)
Acquisition related payments	(35)	(44)
Net increase in short-term bank borrowings	25	30
Distributions to noncontrolling interests	(7)	(8)
Other financing activities	(1)	6
Net cash used in Financing Activities	**(112)**	**(175)**
Currency Effect	(40)	13
Decrease in Cash & S/T Marketable Securities	**$ (72)**	**$ (31)**

($ in Millions)

IPG

Total Debt [1]


$3,000
$2,500
$2,000
$1,500
$1,000
$2,349
$2,120
$1,947
$1,737
$1,769
$1,633
12/31/2007
12/31/2008
12/31/2009
12/31/2010
12/31/2011
6/30/2012

[1] Includes current portion of long-term debt, short-term borrowings and long-term debt.

($ in Millions)

Summary

- Strong international growth in Q2 despite challenging environment
- Managing impact of top-line challenges this year in line with margin target and will cycle revenue headwinds by year-end
- Balance sheet and cash flow continue as important sources of value creation

Interpublic Group

Appendix

Operating Performance

	Six Months Ended June 30,	
	2012	2011
Revenue	$ 3,222.5	$ 3,215.5
Salaries and Related Expenses	2,193.8	2,175.8
Office and General Expenses	891.7	911.0
Operating Income	137.0	128.7
Interest Expense	(65.3)	(65.0)
Interest Income	14.7	18.0
Other Income (Expense), net	3.4	(0.8)
Income Before Income Taxes	89.8	80.9
Provision for Income Taxes	30.9	26.1
Equity in Net Income of Unconsolidated Affiliates	0.9	0.9
Net Income	59.8	55.7
Net (Income) Loss Attributable to Noncontrolling Interests	(0.9)	3.7
Net Income Attributable to IPG	58.9	59.4
Dividends on Preferred Stock	(5.8)	(5.8)
Net Income Available to IPG Common Stockholders	$ 53.1	$ 53.6
Earnings per Share Available to IPG Common Stockholders:		
Basic	$ 0.12	$ 0.11
Diluted	$ 0.12	$ 0.11
Weighted-Average Number of Common Shares Outstanding:		
Basic	437.5	474.6
Diluted	459.7	515.6
Dividends Declared per Common Share	$ 0.12	$ 0.12

(Amounts in Millions, except per share amounts)

Cash Flow

	Six Months Ended June 30,	
	2012	2011
NET INCOME	$ 60	$ 56
OPERATING ACTIVITIES		
Depreciation & amortization	100	99
Deferred taxes	(43)	(36)
Other non-cash items	17	19
Change in working capital, net	(461)	(669)
Other non-current assets & liabilities	(14)	(71)
Net cash used in Operating Activities	**(341)**	**(602)**
INVESTING ACTIVITIES		
Capital expenditures	(58)	(53)
Acquisitions & deferred payments, net	(52)	(39)
Business & investment purchases/sales, net	12	7
Net cash used in Investing Activities	**(98)**	**(85)**
FINANCING ACTIVITIES		
Purchase of long-term debt	(401)	(2)
Proceeds from issuance of 4.00% Senior Notes due 2022	247	-
Repurchase of common stock	(118)	(139)
Common stock dividends	(52)	(57)
Preferred stock dividends	(6)	(6)
Acquisition related payments	(35)	(48)
Net increase in short-term bank borrowings	29	25
Distributions to noncontrolling interests	(9)	(11)
Other financing activities	4	18
Net cash used in Financing Activities	**(341)**	**(220)**
Currency Effect	(21)	41
Decrease in Cash & S/T Marketable Securities	**$ (801)**	**$ (866)**

($ in Millions)

Depreciation and Amortization

	2012				
	Q1	Q2			YTD 2012
Depreciation and amortization of fixed assets and intangible assets	$ 34.6	$ 36.8			$ 71.4
Amortization of restricted stock and other non-cash compensation	16.7	12.7			29.4
Net amortization of bond (premiums) discounts and deferred financing costs	(1.7)	1.0			(0.7)

	2011				
	Q1	Q2	Q3	Q4	FY 2011
Depreciation and amortization of fixed assets and intangible assets	$ 35.6	$ 37.7	$ 36.2	$ 41.4	$ 150.9
Amortization of restricted stock and other non-cash compensation	15.7	13.8	12.6	9.6	51.7
Net amortization of bond premiums and deferred financing costs	(1.9)	(2.1)	(2.3)	(2.4)	(8.7)

($ in Millions)

Reconciliation of Organic Measures

	Three Months Ended June 30, 2011	Components of Change: Foreign Currency	Net Acquisitions / (Divestitures)	Organic	Three Months Ended June 30, 2012	Change: Organic	Total
Segment Revenue							
IAN	$ 1,471.7	$ (46.2)	$ 5.8	$ (8.0)	$ 1,423.3	(0.5%)	(3.3%)
CMG	269.0	(3.5)	5.4	21.5	292.4	8.0%	8.7%
Total	**$ 1,740.7**	**$ (49.7)**	**$ 11.2**	**$ 13.5**	**$ 1,715.7**	**0.8%**	**(1.4%)**
Geographic							
United States	**$ 987.8**	**$ -**	**$ (5.3)**	**$ (31.6)**	**$ 950.9**	**(3.2%)**	**(3.7%)**
International	**752.9**	**(49.7)**	**16.5**	**45.1**	**764.8**	**6.0%**	**1.6%**
United Kingdom	120.3	(3.4)	4.7	5.1	126.7	4.2%	5.3%
Continental Europe	238.0	(22.8)	1.4	(5.9)	210.7	(2.5%)	(11.5%)
Asia Pacific	184.0	(5.6)	6.3	26.3	211.0	14.3%	14.7%
Latin America	90.5	(10.0)	2.4	24.6	107.5	27.2%	18.8%
All Other Markets	120.1	(7.9)	1.7	(5.0)	108.9	(4.2%)	(9.3%)
Worldwide	**$ 1,740.7**	**$ (49.7)**	**$ 11.2**	**$ 13.5**	**$ 1,715.7**	**0.8%**	**(1.4%)**
Expenses							
Salaries & Related	$ 1,095.7	$ (32.5)	$ 8.7	$ 17.0	$ 1,088.9	1.6%	(0.6%)
Office & General	471.0	(14.9)	5.2	(10.9)	450.4	(2.3%)	(4.4%)
Total	**$ 1,566.7**	**$ (47.4)**	**$ 13.9**	**$ 6.1**	**$ 1,539.3**	**0.4%**	**(1.7%)**

($ in Millions)

Reconciliation of Organic Measures

	Six Months Ended June 30, 2011	Components of Change: Foreign Currency	Components of Change: Net Acquisitions / (Divestitures)	Components of Change: Organic	Six Months Ended June 30, 2012	Change: Organic	Change: Total
Segment Revenue							
IAN	$ 2,707.6	$ (61.7)	$ 8.7	$ 12.6	$ 2,667.2	0.5%	(1.5%)
CMG	507.9	(4.1)	9.4	42.1	555.3	8.3%	9.3%
Total	**$ 3,215.5**	**$ (65.8)**	**$ 18.1**	**$ 54.7**	**$ 3,222.5**	**1.7%**	**0.2%**
Geographic							
United States	**$ 1,853.1**	**$ -**	**$ (14.6)**	**$ (7.9)**	**$ 1,830.6**	**(0.4%)**	**(1.2%)**
International	**1,362.4**	**(65.8)**	**32.7**	**62.6**	**1,391.9**	**4.6%**	**2.2%**
United Kingdom	239.1	(5.5)	10.2	8.1	251.9	3.4%	5.4%
Continental Europe	422.0	(30.3)	2.3	(16.0)	378.0	(3.8%)	(10.4%)
Asia Pacific	324.4	(5.1)	12.6	50.0	381.9	15.4%	17.7%
Latin America	167.6	(13.4)	4.6	28.0	186.8	16.7%	11.5%
All Other Markets	209.3	(11.5)	3.0	(7.5)	193.3	(3.6%)	(7.6%)
Worldwide	**$ 3,215.5**	**$ (65.8)**	**$ 18.1**	**$ 54.7**	**$ 3,222.5**	**1.7%**	**0.2%**
Expenses							
Salaries & Related	$ 2,175.8	$ (43.5)	$ 14.8	$ 46.7	$ 2,193.8	2.1%	0.8%
Office & General	911.0	(19.7)	8.8	(8.4)	891.7	(0.9%)	(2.1%)
Total	**$ 3,086.8**	**$ (63.2)**	**$ 23.6**	**$ 38.3**	**$ 3,085.5**	**1.2%**	**(0.0%)**

	Trailing Twelve Months Ending June 30, 2011	Components of Change: Foreign Currency	Components of Change: Net Acquisitions / (Divestitures)	Components of Change: Organic	Trailing Twelve Months Ending June 30, 2012	Change: Organic	Change: Total
Expenses							
Salaries & Related	$ 4,322.5	$ (15.3)	$ 17.3	$ 95.6	$ 4,420.1	2.2%	2.3%
Office & General	1,892.0	(7.1)	5.5	15.6	1,906.0	0.8%	0.7%
Total	**$ 6,214.5**	**$ (22.4)**	**$ 22.8**	**$ 111.2**	**$ 6,326.1**	**1.8%**	**1.8%**

($ in Millions)

Reconciliation of Organic Revenue Growth

Last Twelve Months Ending	Beginning of Period Revenue	Components of Change During the Period: Foreign Currency	Net Acquisitions / (Divestitures)	Organic	End of Period Revenue
12/31/05	$ 6,387.0	$ 40.4	$ (107.4)	$ (56.2)	$ 6,263.8
3/31/06	6,323.8	(10.9)	(132.6)	81.5	6,261.8
6/30/06	6,418.4	(8.8)	(157.5)	(68.5)	6,183.6
9/30/06	6,335.9	(13.9)	(140.4)	15.6	6,197.2
12/31/06	6,263.8	20.7	(165.5)	57.8	6,176.8
3/31/07	6,261.8	78.4	(147.2)	16.0	6,209.0
6/30/07	6,183.6	102.4	(124.7)	166.6	6,327.9
9/30/07	6,197.2	137.3	(110.9)	209.2	6,432.8
12/31/07	6,176.8	197.5	(70.7)	233.1	6,536.7
3/31/08	6,209.0	217.8	(45.9)	280.6	6,661.5
6/30/08	6,327.9	244.8	(12.6)	282.4	6,842.5
9/30/08	6,432.8	237.4	32.8	317.2	7,020.2
12/31/08	6,536.7	71.5	87.6	243.0	6,938.8
3/31/09	6,661.5	(88.3)	114.7	91.9	6,779.8
6/30/09	6,842.5	(286.2)	139.2	(275.3)	6,420.2
9/30/09	7,020.2	(390.1)	115.2	(636.4)	6,108.9
12/31/09	6,938.8	(251.6)	69.1	(748.9)	6,007.4
3/31/10	6,779.8	(88.2)	36.0	(705.4)	6,022.2
6/30/10	6,420.2	59.1	2.0	(316.9)	6,164.4
9/30/10	6,108.9	117.7	9.6	60.1	6,296.3
12/31/10	6,007.4	63.3	17.0	419.6	6,507.3
3/31/11	6,022.2	21.0	18.2	583.7	6,645.1
6/30/11	6,164.4	61.5	12.4	535.8	6,774.1
9/30/11	6,296.3	119.1	(7.7)	539.5	6,947.2
12/31/11	6,507.3	122.2	(8.6)	393.7	7,014.6
3/31/12	6,645.1	92.9	(1.4)	310.0	7,046.6
6/30/12	6,774.1	(14.3)	14.5	247.3	7,021.6

($ in Millions)

Interpublic Group

Metrics Update

Metrics Update

Category	Metric
SALARIES & RELATED	Trailing Twelve Months
(% of revenue)	Base, Benefits & Tax
	Incentive Expense
	Severance Expense
	Temporary Help
OFFICE & GENERAL	Trailing Twelve Months
(% of revenue)	Professional Fees
	Occupancy Expense (ex-D&A)
	T&E, Office Supplies & Telecom
	All Other O&G
FINANCIAL	Available Liquidity
	$1.0 Billion 5-Year Credit Facility Covenants

Salaries & Related Expenses


% of Revenue, Trailing Twelve Months
66.0%
64.0%
62.0%
60.0%
63.8%
62.8%
63.0%
6/30/2011
12/31/2011
6/30/2012

Salaries & Related Expenses (% of Revenue)

Three and Six Months Ended June 30



Base, Benefits & Tax
65.0%
60.0%
55.0%
50.0%
45.0%
52.6%
52.0%
56.4%
55.9%
Three Months
Six Months
Incentive Expense
6.0%
4.0%
2.0%
0.0%
3.3%
3.5%
3.8%
3.9%
Three Months
Six Months
Severance Expense
2.0%
1.0%
0.0%
1.2%
1.3%
1.3%
1.4%
Three Months
Six Months
Temporary Help
5.0%
4.0%
3.0%
2.0%
3.7%
3.8%
3.8%
3.9%
Three Months
Six Months
2012
2011

"All Other Salaries & Related," not shown, was 2.7% and 2.3% for the three months ended June 30, 2012 and 2011, respectively, and 2.8% and 2.6% for the six months ended June 30, 2012 and 2011, respectively.

Office & General Expenses


% of Revenue, Trailing Twelve Months
30.0%
29.0%
28.0%
27.0%
26.0%
25.0%
27.9%
27.4%
27.1%
6/30/2011
12/31/2011
6/30/2012

Office & General Expenses (% of Revenue)

Three and Six Months Ended June 30



Professional Fees
3.0%
2.0%
1.0%
1.7%
1.7%
1.8%
1.9%
Three Months
Six Months
Occupancy Expense (ex-D&A)
9.0%
8.0%
7.0%
6.0%
5.0%
7.0%
7.4%
7.5%
7.9%
Three Months
Six Months
T&E, Office Supplies & Telecom
5.0%
4.0%
3.0%
2.0%
3.9%
3.8%
4.0%
3.9%
Three Months
Six Months
All Other O&G
16.0%
14.0%
12.0%
13.7%
14.2%
14.4%
14.6%
Three Months
Six Months
2012
2011

"All Other O&G" includes production expenses, depreciation and amortization, bad debt expense, foreign currency gains (losses) and other expenses.

Available Liquidity

Cash, Cash Equivalents and Short-Term Marketable Securities + Available Committed Credit Facility



$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$984
$1,824
$985
$1,799
$984
$2,316
$984
$1,587
$983
$1,515
6/30/2011
9/30/2011
12/31/2011
3/31/2012
6/30/2012
Cash, Cash Equivalents and Short-Term Marketable Securities
Available Committed Credit Facility

($ in Millions)

$1.0 Billion 5-Year Credit Facility Covenants (1)

Covenants	Last Twelve Months Ending June 30, 2012
I. Interest Coverage Ratio (not less than):	5.00x
Actual Interest Coverage Ratio:	8.28x
II. Leverage Ratio (not greater than):	2.75x
Actual Leverage Ratio:	1.82x

Interest Coverage Ratio - Interest Expense Reconciliation	Last Twelve Months Ending June 30, 2012
Interest Expense:	$137.1
- Interest income	34.5
- Other	5.9
+ Preferred stock dividends	11.6
Net interest expense as defined:	$108.3

EBITDA Reconciliation	Last Twelve Months Ending June 30, 2012
Operating Income:	$695.4
+ Depreciation and amortization	200.8
+ Other non-cash charges	0.2
EBITDA as defined:	$896.4

(1) Facility is undrawn as of June 30, 2012.

($ in Millions)

Cautionary Statement

This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

- potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients' financial condition and on our business or financial condition;
- our ability to attract new clients and retain existing clients;
- our ability to retain and attract key employees;
- risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy;
- potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;
- risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and
- developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.

Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors.